UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2024

HARROW, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Woodmont Blvd., Suite 610
Nashville, Tennessee	37205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 733-4730

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	HROW	The Nasdaq Stock Market LLC
8.625% Senior Notes due 2026	HROWL	The Nasdaq Stock Market LLC
11.875% Senior Notes due 2027	HROWM	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Act of 1934: Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 14, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The number of shares of common stock entitled to vote at the Annual Meeting was 35,381,611. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 26,681,036. All matters submitted to a binding vote of stockholders at the Annual Meeting were approved. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting, are set forth below:

Proposal 1: Election of Directors

Stockholders voted to elect to the Board of Directors the five (5) director nominees named in the Company’s proxy statement to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified. The results of the voting were:

Directors	For	Withheld	Broker Non-Vote
Mark L. Baum	16,620,306	99,666	9,961,064
Adrienne L. Graves	16,438,553	281,419	9,961,064
Martin A. Makary	15,743,379	976,593	9,961,064
Lauren P. Silvernail	16,434,930	285,042	9,961,064
Perry J. Sternberg	15,734,292	985,680	9,961,064

Proposal 2: Ratification of Auditors

Stockholders ratified the selection of KMJ Corbin & Company LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the voting were:

For	Against	Abstain	Broker Non-Vote
26,508,303	121,190	51,543	-

Proposal 3: To approve on an advisory basis, the compensation of the Company’s named executive officers.

Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the voting were:

For	Against	Abstain	Broker Non-Vote
14,877,198	1,709,038	133,736	9,961,064

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARROW, INC.

Dated: June 17, 2024	By:	/s/ Andrew R. Boll
Andrew R. Boll
Chief Financial Officer